UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

CARBIZ INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-52209	None
(State or other jurisdiction	(Commission File	(IRS Employer
of	Number)	Identification No.)
incorporation)

7405 North Tamiami Trail
Sarasota, Florida 34243
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (941) 952-9255

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act.

[   ] Solicitint material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01   Other Events.

Attached as Exhibits 99.1, 99.2, and 99.3 to this report are the Notice of Annual General and Special Meeting, Management Proxy Circular, and Form of Proxy, respectively, each dated May 24, 2007. Such exhibits are being furnished pursuant to this Item 8.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits

99.1	Notice of Annual General and Special Meeting

99.2	Management Proxy Circular

99.3	Form of Proxy

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARBIZ INC.

Date: June 7, 2007	By:	/s/ Stanton Heintz
Stanton Heintz
Chief Financial Officer